                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the registrant / /
     Filed by a party other than the registrant /X/
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                          Southside Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                           SOUTHSIDE BANCSHARES, INC.
                              1201 Beckham Avenue
                               Tyler, Texas 75701



                                 April 3, 1995



Dear Shareholders:

On Wednesday, April 26, 1995, our shareholders will gather to consider several propositions that are important to Southside Bancshares, Inc. and Southside Bank. The matters to be considered at the meeting include:

         1. Election of two Directors to serve until the 1998 Annual Shareholders' Meeting;

         2. Ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the current fiscal year; and

         3. Transaction of other business that may properly come before the meeting or any adjournments.

Your attendance and vote is important and you are encouraged to vote by completing the enclosed proxy card and returning it in the envelope provided. Shareholders of record at the close of business on March 10, 1995, are entitled to vote at the meeting.

Management will also report on operations and other matters affecting the Corporation, including responding to your questions. After the meeting, officers and directors will be available to visit with you.

Sincerely yours,


/s/ B. G. HARTLEY


B. G. Hartley
Chairman of the Board

                           SOUTHSIDE BANCSHARES, INC.
                              1201 Beckham Avenue
                               Tyler, Texas 75701



                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 1995


         NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF SHAREHOLDERS OF SOUTHSIDE BANCSHARES, INC. (HEREINAFTER THE "CORPORATION") WILL BE HELD AT SOUTHSIDE BANK OPERATIONS CENTER (FORMERLY WYATT'S CAFETERIA), 1221 SOUTH BECKHAM, TYLER, TEXAS, ON APRIL 26, 1995, AT 4:00 P.M., LOCAL TIME, TO CONSIDER AND VOTE UPON THE FOLLOWING MATTERS:


                 1. To elect two (2) Directors to serve until the 1998 Annual Shareholders' Meeting;

                 2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Corporation for the year ending December 31, 1995; and

                 3. To transact such other business that may properly come before the meeting or any adjournments.

         Only shareholders who are registered on the Corporation's books as owners of shares at the close of business on March 10, 1995, are entitled to vote at the meeting.

         Please date, sign, and return the enclosed proxy immediately in the envelope provided. It is important that you sign and return the proxy, even though you actually plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Secretary of the Corporation or by advising the Secretary at the meeting.

                                            By Order of the Board of Directors


                                                   /s/ B. G. HARTLEY
                                                   B. G. Hartley,
                                                   Chairman of the Board

Tyler, Texas
April 3, 1995



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO SOUTHSIDE BANCSHARES, INC. IN THE ENCLOSED ADDRESSED ENVELOPE.

                           SOUTHSIDE BANCSHARES, INC.
                              1201 Beckham Avenue
                               Tyler, Texas 75701


                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 1995


To our Shareholders:

         This Proxy Statement is being furnished to shareholders of Southside Bancshares, Inc. (the "Corporation") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 26, 1995, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. This Proxy Statement and applicable form of proxy is first being sent to the shareholders of the Corporation on or about April 3, 1995.


                             REVOCABILITY OF PROXY

         If your proxy is executed and returned, it will be voted as you direct. Additionally, if your proxy is executed and returned, it will be voted to approve the minutes of the last Shareholders Meeting. This will not amount to a ratification of the action taken at that meeting nor will it indicate approval or disapproval of that action. Your proxy may be revoked by notice in writing, to the Secretary of the Corporation at its principal office at any time, or by advising the Secretary at the meeting and voting your shares in person. Your attendance at the meeting will not constitute automatic revocation of the proxy.


                        PERSONS MAKING THE SOLICITATION

         The proxy is being solicited by the Board of Directors. The cost of soliciting your proxy will be borne entirely by the Corporation and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers, and employees of the Corporation.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The close of business on March 10, 1995, has been fixed as the record date for determining the Shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. In the election of two Directors, to serve until the 1998 Annual Shareholders' Meeting, the two nominees receiving the highest number of votes will be elected. For all other matters a majority of votes cast shall decide each matter submitted to the Shareholders at the meeting. At the close of business on March 10, 1995, there were 2,973,234 shares of Common Stock outstanding and eligible to vote on each matter.


                              CERTAIN SHAREHOLDERS

         As of this date, the Corporation knows of no person or entity that is a beneficial owner of more than 5% of the outstanding Common Stock of the Corporation.

                             ELECTION OF DIRECTORS

         There are three classes of Directors, two classes comprised of three Directors each, who are not being elected at the Annual Meeting, and one class (term expiring at the 1998 Annual Meeting of Shareholders) comprised of two directors, or a total of eight Directors constituting the full Board of Directors. One class of directors is elected each year for a three-year term. The two nominees identified below are nominees for election at the 1995 Annual Meeting of Shareholders for a three-year term expiring at the 1998 Annual Meeting. All of the nominees are currently directors of the Corporation and Southside Bank (a wholly owned subsidiary). R. C. Curtis (term expires at the 1995 Annual Meeting of Shareholders), resigned as a director on February 2, 1995 and will not stand for re-election. The Board of Directors has amended the By-Laws and decreased the Board of Directors from nine to eight, and accordingly reduced the number of directors comprising the class of directors having a term expire in 1995 from three to two. Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by management for directors of the Corporation. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for nominees selected by the Board of Directors of the Corporation.

                                                                               SHARES
                                                                               BENEFI-
                                                                 INITIAL       CIALLY        PERCENT
                                                               ELECTION TO      OWNED           OF
                                                                  BOARD       12-31-94 (1)    CLASS
                                                                ---------   ---------------  --------
NOMINEES FOR DIRECTORS - TERM EXPIRES AT 1998
ANNUAL MEETING:

FRED E. BOSWORTH (77) - Mr. Bosworth has been Chairman              1983        44,794          1.5%
of the Board of Bosworth & Associates, Inc., an                                   (2)
independent insurance agency, since 1982. He has been
associated with the insurance industry in various
capacities since 1935.

B. G. HARTLEY (65) - Mr. Hartley became Chairman of the             1982        71,202          2.4%
Board of the Corporation in 1983, having served as                                (3)
President since 1982. He is also Chairman of the Board,
President and Chief Executive Officer of Southside Bank,
having served as the Bank's Chief Executive Officer since
its opening in 1960. He is a Board Member of East Texas
Medical Center Regional Health Facilities, Regional Vice
President of Texas Association of Taxpayers and Trustee
of the Nature Conservancy of Texas. He is also a Director
of the R. W. Fair Foundation. He is Chairman of the Texas
Bankers Insurance Service Company and a Trustee and Executive
Committee Member of Texas College.



DIRECTORS CONTINUING UNTIL THE 1996 ANNUAL MEETING:

ROLLINS CALDWELL (73) - Mr. Caldwell has been President of          1990        84,976          2.9%
Caldwell Welding Supply Company since his acquisition of the business in 1958. Caldwell Welding Supply's primary business is the sale of welding equipment and associated supplies.

                                                                               SHARES
                                                                               BENEFI-
                                                                 INITIAL       CIALLY        PERCENT
                                                               ELECTION TO      OWNED           OF
                                                                  BOARD       12-31-94 (1)    CLASS
                                                                ---------   ---------------  --------
CONTINUED -
DIRECTORS CONTINUING UNTIL THE 1996 ANNUAL
MEETING:

WILLIAM SHEEHY (54) - Mr. Sheehy has been a                         1983        16,534               .6%
partner in the law firm of Wilson, Sheehy,                                        (4)
Knowles, Robertson and Cornelius since 1971, and
a practicing attorney since 1964. Mr. Sheehy
serves as Southside Bank's legal counsel.

MURPH WILSON (82) - Mr. Wilson has been a partner                   1982        35,410              1.2%
in the law firm of Wilson, Sheehy, Knowles, Robertson                             (5)
and Cornelius since 1953, and a practicing attorney
since 1938. He has also served as Chairman of the
Board of Directors of Southside Bank.


DIRECTORS CONTINUING UNTIL THE 1997 ANNUAL MEETING:


HERBERT C. BUIE (64) - Mr. Buie has been President of               1988       107,457              3.6%
Tyler Packing Company, Inc., a meat processing                                    (6)
firm, since 1972. He was initially employed by Tyler
Packing in 1947, and acquired an ownership interest
in 1956. He has served on the Board of Directors of the
Church of God, School of Theology, since 1979 and also
serves on the University of Texas Health Center
Developmental Board. He also serves on the Board of
Directors of the East Texas Regional Food Bank.


ROBBIE N. EDMONSON (62) - Mr. Edmonson is President of the          1982        16,614               .6%
Corporation, serving since 1983. He joined Southside Bank                         (7)
as Vice President in 1968, and currently is Vice Chairman
of the Board of Directors and Chief Administrative Officer
of Southside Bank.


W. D. (JOE) NORTON (58) - Mr. Norton has been the owner of          1988        44,485              1.5%
W. D. Norton, Inc., dba Overhead Door, since 1988. He also
owns Norton Equipment Company. Mr. Norton served as President and principal shareholder of Norton Companies of Texas, Inc., for twenty-four years. He previously served on the Board of
Regents of East Texas State University.



ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION              434,191             14.6%
AND ITS SUBSIDIARY AS A GROUP (13 PERSONS)

(1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares set forth opposite his name.

(2) Mr. Bosworth has sole voting power with respect to 43,769 shares and has no voting or dispositive power with respect to 1,025 shares held by Bosworth and Associates, Inc.

(3) Mr. Hartley has sole voting and dispositive power with respect to 63,000 shares and is Trustee for Patrick Hartley with sole voting and dispositive power with respect to 3,554 shares. He also holds sole voting power with respect to 2,843.74 shares owned in the Corporation's ESOP Plan, in which he is 100% vested. He does not hold dispositive power. Mr. Hartley's wife, Billie Boyd Hartley, owns 1,804 shares individually for which Mr. Hartley disclaims all beneficial interest.

(4) Mr. Sheehy has sole voting power with respect to 13,493 shares, owned individually. Mr. Sheehy has a beneficial interest in 3,041 shares owned by Southside Bank, Custodian for William Sheehy IRA. Mr. Sheehy directs voting of these shares.

(5) Mr. Wilson has sole voting power with respect to 34,307 shares, owned individually. Mr. Wilson's wife, Emily Wilson, owns 1,103 shares individually, for which Mr. Wilson disclaims all beneficial interest.

(6) Mr. Buie has sole voting power with respect to 104,465 shares, owned individually. Mr. Buie disclaims all beneficial interest in 1,652 shares owned by his wife, Melvina Buie, and 680 shares owned by Mrs. Buie as Trustee for Herbert Rex Buie and 660 shares owned by Mrs. Buie as Trustee for Robin J. Buie.

(7) Mr. Edmonson holds sole voting and dispositive power with respect to 14,518 shares and holds voting power with respect to 2,095.68 shares, owned in the Corporation's ESOP Plan, in which he is 100% vested. He does not hold dispositive power.

                   BOARD MEETINGS, COMMITTEES AND ATTENDANCE

         The Board of Directors of the Corporation met five times during the fiscal year. All directors were present at 75% of the aggregate of the meetings of the Board of Directors of the Corporation and the committees of which they were members. Each director of the Corporation also serves as a director of Southside Bank.

         The Board of Directors of the Corporation has only one standing committee but its wholly owned subsidiary, Southside Bank, has several standing committees to assist the Board in the discharge of its responsibilities. The committees and the purpose and composition of these committees with respect to persons who are directors of the Corporation and Southside Bank are as follows:


EXECUTIVE COMMITTEE OF SOUTHSIDE BANK

         The Executive Committee is generally authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations. The composition of the committee includes Messrs. Bosworth, Buie, Caldwell, Norton, Sheehy and Wilson, who are directors of Southside Bank and directors of the Corporation, but are not officers or employees of either Southside Bank or of the Corporation. Also serving are Messrs. Hartley and Edmonson, who are directors and officers of the Corporation and Southside Bank. Messrs. Titus Jones and Andy Wall are officers and directors of Southside Bank and also serve as members of the committee. The Executive Committee of Southside Bank meets weekly to discharge its responsibilities.

         In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank. It is their responsibility to monitor credit quality and review extensions of credit. During the fiscal year, the Loan/Discount Committee of Southside Bank met weekly to discharge its responsibilities.

TRUST COMMITTEE OF SOUTHSIDE BANK

         The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department. Messrs. Bosworth, Edmonson and Hartley, directors of the Corporation and Southside Bank, serve on this committee. Messrs. Richard Babb, Michael Gollob, and Titus Jones (an officer of Southside Bank) are directors of Southside Bank, and Sam Dawson, an officer of Southside Bank and the Corporation, also serve as members of the Trust Committee. Mr. Babb, Mr. Bosworth and Mr. Gollob are not officers or employees of the Corporation or Southside Bank. The Trust Committee meets monthly to discharge its responsibilities.


AUDIT-COMPLIANCE AND ELECTRONIC DATA PROCESSING COMMITTEE OF SOUTHSIDE BANK

         The Audit-Compliance and Electronic Data Processing Committee of Southside Bank is responsible for monitoring the internal audit functions, internal accounting procedures and controls and for ensuring compliance with all appropriate statutes. The Audit-Compliance and Electronic Data Processing Committee is comprised solely of directors of Southside Bank who are not officers or employees. Those directors are Messrs. Alton Cade, Jr., Michael Gollob, James R. Hicks and W. H. Hudson. The Audit-Compliance and Electronic Data Processing Committee of Southside Bank meets monthly to discharge its responsibilities.


INVESTMENT/ASSET-LIABILITY COMMITTEE OF SOUTHSIDE BANK

         The Investment/Asset-Liability Committee is responsible for reviewing Southside Bank's overall funding mix, asset-liability management policies and investment policies. The members of the Committee are: Messrs. Buie and Norton who are directors of the Corporation and Southside Bank; and Hoyt N. Berryman, Jr., who is a director of Southside Bank; none of the foregoing are officers or employees of the Corporation or Southside Bank; and Messrs. Hartley and Edmonson. Also serving on this committee are Southside Bank officers Sam Dawson, Lee Gibson, George Hall, Titus Jones, Jeryl Story, Lonny Uzzell and Andy Wall. The Investment/Asset-Liability Committee meets monthly to discharge it responsibilities.


INCENTIVE STOCK OPTION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

         The Incentive Stock Option Committee is primarily responsible for administering the Southside Bancshares, Inc. 1993 Incentive Stock Option Plan. The Incentive Stock Option Committee of the Board of Directors of the Corporation consists solely of outside directors Fred E. Bosworth, Herbert C. Buie and Joe Norton. The committee did not meet in 1994.


                             DIRECTOR COMPENSATION

         The Corporation does not compensate its directors for committee service. Each director is paid according to the compensation schedule of the Southside Bank. Officers of Southside Bank, who are also bank directors, are paid for the monthly directors' meeting only.

         The current director compensation schedule for Southside Bank is as follows:

         Director (monthly)                       -    $400 per meeting
         Executive (weekly)                       -    $200 per meeting
         Trust (monthly)                          -    $ 50 per meeting
         Audit and Compliance (monthly)           -    $ 50 per meeting
         Investment/Asset-Liability (monthly)     -    $ 50 per meeting
         Annual Director Retainer                 -    $500 per annum

                             EXECUTIVE COMPENSATION

         The following information is furnished for the last three fiscal years ended December 31, with respect to the executive officers of the Corporation or Southside Bank who received compensation in excess of $100,000. Since the Corporation does not pay its executive officers a salary, nor its directors a fee or annual retainer, this information relates to compensation paid by Southside Bank.

                           SUMMARY COMPENSATION TABLE

                                                                          Annual Compensation
                                                        ----------------------------------------------------
                                                                                                      Other
                                                                                                      Annual
                                                                                                      Compen-
Name and Principal Position                             Year           Salary            Bonus        sation
---------------------------                             ----          --------          -------       -------
B. G. Hartley - Chairman of the Board                   1994          $178,000          $34,450       $ 5,300
of the Corporation; Chairman of the Board,              1993           178,000           22,250         4,700
President and Chief Executive Officer of                1992           146,800           73,670         4,400
Southside Bank

Robbie N. Edmonson - President of the                   1994          $125,000          $15,625       $ 5,300
Corporation; Vice Chairman of the Board and             1993           125,000           15,625         4,700
Chief Administrative Officer of Southside Bank          1992           101,800           62,545         4,400

Titus Jones - Executive Vice President -                1994          $ 95,000          $11,875       $ 5,300
General Administration - Southside Bank                 1993            87,500           10,937         4,700
                                                        1992            85,000           10,625         4,400

H. Andy Wall - Executive Vice President -               1994          $ 92,500          $11,562       $ 5,300
Lending - Southside Bank                                1993            87,500           10,937         4,700
                                                        1992            85,000           10,625         4,400




                  DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

        The purpose of this report is to provide insight into the practice and philosophy of the Board of Directors in establishing the compensation for the executive officers of the Corporation and Southside Bank and to elaborate on the relationship between corporate performance and executive compensation. All monetary compensation for executive officers of the Corporation and Southside Bank is paid solely by Southside Bank. Since neither the Corporation nor Southside Bank has a formal compensation committee, the Executive Committee of Southside Bank, which is in fact the Board of Directors of the Corporation except for Titus Jones and Andy Wall, is responsible for all executive compensation recommendations. The recommendations are presented to the Board of Directors of Southside Bank for final approval.

        Management of the Corporation and the Executive Committee of Southside Bank keep abreast of current executive compensation issues, trends and levels as a result of financial industry contacts and peer group information. The Chairman of the Board, B. G. Hartley, initially develops and presents executive compensation recommendations to the Executive Committee of Southside Bank with respect to all executive officers. Salaries are approved once a year in January and bonuses are approved in June and December. The Executive Committee of Southside Bank, after a review of salary and bonus recommendations, acts upon the recommendations and then recommends for approval the final salary adjustments to the Board of Directors of Southside Bank. After a review and discussion by the Board of Directors of Southside Bank, the compensation package for all executive officers is approved and implemented.

        In determining the proper levels of executive compensation, the Board of Directors of Southside Bank considers the financial health of the Corporation and Southside Bank. As a result, executive compensation is affected by the financial performance of the Corporation and Southside bank, although specific correlation to financial performance is not established either for a group or an individual and in the final analysis salaries are a subjective determination of the Board of Directors.

"Corporate performance," if defined as total return on the Corporation's common stock, is not a significant factor in determining executive compensation. The common stock of the Corporation is "thinly traded," and fluctuating supply and demand from a relatively small ownership base can dramatically affect the stock's price. Supply and demand of the stock can at times have much more effect on the total return of the common stock than financial performance by the Corporation or Southside Bank. Because of this limited and somewhat unique trading market, the actual performance of the Corporation's stock price is not a factor in assessing executive performance or arriving at executive compensation.

        This report should provide insight into the decision making process regarding executive officer compensation. It is the intent of the Board of Directors of the Corporation and of Southside Bank that executive compensation be commensurate with the executive officer's level of responsibility and contribution in operating a sound and profitable financial institution.


                BOARD OF DIRECTORS OF SOUTHSIDE BANCSHARES, INC.

          Fred E. Bosworth        Robbie N. Edmonson        William Sheehy
          Herbert C. Buie         B. G. Hartley             Murph Wilson
          Rollins Caldwell        Joe Norton


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      For the Year Ended December 31, 1994

                                    [Graph]


                                                          1989      1990       1991      1992      1993     1994
                                                          ----      ----       ----      ----      ----     ----
          Southside Bancshares Inc.                        100        86        105       180       258      223
          Dow Jones Equity Market Index                    100        96        127       138       152      153
          Regional Banks-South Index                       100        68        123       163       168      165

   The purpose of the following table is to report grants of stock options to the Executive Officers during 1993. No stock appreciation grants have been made. The Executive Officers were granted stock options in 1993 pursuant to the 1993 Incentive Stock Option Plan. None were granted in 1994.

                                                  Option Grants In 1993
       -------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable Value
                                                                                        at Assumed Annual
                                                                                       Rates of Stock Price
                                                                                     Appreciation for Option
                                 Individual Grants                                            Term(2)
       --------------------------------------------------------------------------     ------------------------
                                        Percent of        Exercise
                                      Total Options          or
                       Options          Granted to          Base                       At 5%            At 10%
                       Granted         Employees in         Price     Expiration       Annual           Annual
        Name             (3)            Fiscal Year        ($/Sh)        Date          Growth           Growth
       ------          --------         -----------       --------    ----------       -------          ------
  B. G. Hartley         13,782             16.9%            $8.00      06/09/03        $69,323         $175,996
  Robbie N.
  Edmonson              12,404             15.3%            $8.00      06/09/03        $62,392         $158,399

  Titus E. Jones        11,025             13.6%            $8.00      06/09/03        $55,456         $140,789

  H. Andy Wall          11,025             13.6%            $8.00      06/09/03        $55,456         $140,789

(1) Options are granted at fair market value on the date of grant. One-fifth of the options vest annually beginning in 1995. As of December 31, 1994 none of the options has vested. The options are scheduled to expire in June 2003.

(2) The dollar amounts under these columns are the result of calculations at 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future price appreciation of the Corporation's stock.

(3) Options granted have been adjusted for all stock dividends, splits, etc. since grant date.

         A provision in the 1993 Incentive Stock Option Plan provides that should the Corporation merge or consolidate and the Corporation is not the surviving corporation or another corporation owns 50% or more of the common stock, then the optionholder (the executive officers) is vested in 100% of the options granted and can exercise the options immediately.


                        DEFINED BENEFIT RETIREMENT PLAN


         The Corporation has a retirement plan for eligible employees of the Corporation and Southside Bank that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974, the entire cost of which is provided by Corporation contributions. Compensation covered by the plan includes all cash and cash equivalent forms of remuneration reported for federal income tax purposes [including compensation deferred under IRC 401(K)].

         The years of credited service under the plan as of December 31, 1994, for each person named in the current compensation table on the preceding page are as follows: B. G. Hartley - 34 years (34 years at age 65); Robbie N. Edmonson - 26 years (28 years at age 65); Titus E. Jones - 29 years (43 years at age 65); and H. Andy Wall - 26 years (36 years at age 65).

         The following table shows the anticipated annual benefit, computed on a ten-year certain and life basis, payable upon the normal retirement as of December 31, 1995, of a vested Executive Officer of the Corporation at age 65 after 15, 20, 25, 30, or 35 years of credited service at specified annual compensation levels.

 FINAL 60 MONTHS                             YEARS OF CREDITED SERVICE AT RETIREMENT
 AVERAGE ANNUAL             ------------------------------------------------------------------------------
  COMPENSATION                 15            20                 25                  30              35
----------------            -------        -------           --------            --------         --------
     $125,000               $46,428        $61,904           $ 71,130            $ 80,356         $ 89,582
      150,000                56,178         74,904             86,130              97,356          108,582
      175,000                65,928         87,904            101,130             114,356          127,582
      200,000                75,678        100,904            116,130             131,356          146,582
      225,000                85,428        113,904            131,130             148,356          165,582
      250,000                95,178        126,904            146,130             165,356          184,582

NOTE: Benefits under the employer's qualified plan, Retirement Plan for Subsidiaries of Southside Bancshares, Inc., are subject to the maximum annual benefit limitation during 1994 under Section 415 of the Internal Revenue Code
(IRC) of $120,000. In addition, compensation that can be considered by the plan is limited during 1995 to $150,000, as provided by Section 401(a)(17) of the IRC. These IRC limitations are subject to annual cost-of-living adjustments. The employer has adopted a nonqualified plan that pays to the employee any amounts restricted by the IRC. Hence, the benefits shown represent the total amount the employee would receive from both plans and are not subject to any deduction for social security benefits or other offset amounts.

                      RETIREMENT BENEFIT RESTORATION PLAN

        On August 1, 1991, the Board of Directors voted unanimously to approve and adopt a nonqualified Retirement Benefit Restoration Plan that would reinstate retirement benefits to those employees whose benefits are restricted under the limitation as set forth in Section 415 of the Internal Revenue Code of 1986 (IRC). The plan was amended effective January 1, 1994, to also restore any benefits restricted by Section 401(a)(17) of the IRC. The restoration plan will reinstate any retirement benefit, previously guaranteed by the Corporation's Defined Benefit Plan, but restricted as a result of legislation enacted to limit retirement benefits.

                         EMPLOYEE STOCK OWNERSHIP PLAN

        The Corporation has an Employee Stock Ownership Plan which was established to attract, reward and retain valuable employees. The plan is established for the exclusive benefit of the employees of the Corporation and Southside Bank. The ESOP, which is a qualified retirement plan, is designed to invest in the securities of the Corporation and allocate the stock to all eligible full-time employees of the Corporation and Southside Bank after completion of one year's service. Full vesting occurs upon completion of six years credited service. The Corporation contributed $120,000 to the Plan during the fiscal year ended December 31, 1994. Contributions for 1994 were allocated to the Corporation's executive officers as follows: B. G. Hartley $3,108, Robbie Edmonson $3,185, Titus Jones $2,530 and H. Andy Wall $2,353.

                          401(K) EMPLOYEE SAVINGS PLAN

        The Corporation also sponsors a 401-K Employee Savings Plan. All full-time employees of the Corporation and Southside Bank are eligible to contribute to the Plan. The Corporation does not contribute to the plan. Employees, through salary reduction, are able to contribute up to 20% of their salary (not to exceed $9,240) to the qualified plan. Since participation is voluntary and the Corporation does not contribute, participants are 100% vested. Withdrawals from the Plan are allowed at age 59 1/2, upon disability or death, at the occurrence of a financial hardship or termination of employment.


                   OFFICERS LONG-TERM DISABILITY INCOME PLAN

        There is a Long-Term Disability Income Plan (the "Disability Plan"), which covers certain officers of the Corporation and Southside Bank in the event they become disabled. Individuals are automatically covered under the plan if they (a) have been elected as an officer of either the Corporation or Southside Bank, (b) have been an employee of the Corporation or Southside Bank for three years and (c) receive earnings of $50,000 or more on an annual basis. The Disability Plan provides that should a covered individual become totally disabled a benefit of at least 66.7% of current salary, not to exceed $10,000 per month, is available through this plan, the retirement plan and Social Security. The benefits paid out of the Disability Plan may be limited by the benefits paid to the individual under the terms of other Corporate-sponsored benefit plans and Social Security. The annual cost of the Disability Plan is approximately $20,000.


                           DEFERRED COMPENSATION PLAN

        Southside Bank has a deferred compensation agreement with seven of its executive officers, which generally provides for payment of an aggregate amount of $2,628,000 over a maximum period of fifteen years after retirement or death. If an executive officer leaves the bank's employ or is terminated with good cause by the Board of Directors of Southside Bank, no benefits are payable under the plan. The present value of the future benefits assuming a discount rate of 7.5% is as follows: B. G. Hartley $519,000; Robbie N. Edmonson $164,000; Titus Jones $9,000; and Andy Wall $15,000. The benefits provided by the compensation plan are in addition to those of the Retirement Plan of the Corporation. Southside bank has acquired a life insurance policy on each executive, with the bank as beneficiary, to cover the cost of the deferred compensation plan.


              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

        Certain of the executive officers and directors of the Corporation (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business. All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Corporation and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present unfavorable features. The Corporation expects similar transactions to occur with its executive officers and directors as well as those of Southside Bank. During 1994, the Corporation believes that all directors and executive officers of the Corporation timely filed all reports required pursuant to Section 16(a) of the Securities Exchange Act of 1934 except for an affiliated party of Director Murph Wilson who inadvertently filed late.


        The law firm of Wilson, Sheehy, Knowles, Robertson and Cornelius, of which Directors Murph Wilson and William Sheehy are partners, has provided legal services to the Corporation and Southside Bank for many years and continues to do so during the current fiscal year. The Corporation and Southside Bank paid the law firm $146,000 for services rendered in calendar year 1994. During 1994, the Corporation and Southside Bank paid Bosworth and Associates, of which Fred E. Bosworth is Chairman of the Board, approximately $56,000 for insurance premiums for various coverages.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected Coopers & Lybrand L.L.P. as independent accountants to audit the financial statements of the Corporation for fiscal year 1995. Coopers & Lybrand L.L.P. have served as the Corporation's independent accountants since August, 1991. A representative of Coopers & Lybrand L.L.P. will be in attendance at the Annual Meeting to answer questions from shareholders. If this proposal to ratify the appointment of Coopers & Lybrand L.L.P. is not approved, the Board of Directors will reconsider the appointment of independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                         ANNUAL REPORT TO SHAREHOLDERS

        Form 10-K is integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 1994, which accompanies this Proxy Statement. Additional copies of Form 10-K are available at no expense to the shareholder upon written request addressed to the Secretary of the Corporation, Post Office Box 8444, Tyler, Texas 75711.

                            SHAREHOLDER'S PROPOSALS

        Shareholders must submit their proposals to the Secretary of the Corporation on or before January 1, 1996, for consideration at the Corporation's Annual Meeting to be held in 1996.

                                    GENERAL

        The Board of Directors knows of no other business other than that set forth above to be transacted at the meeting; but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, his shares of Common Stock will be voted in accordance with the specification so made.


                                                /s/ B. G. Hartley
                                               ----------------------
Tyler, Texas                                        B. G. Hartley,
April 3, 1995                                   Chairman of the Board

PROXY                      SOUTHSIDE BANCSHARES, INC.

   The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Southside Bancshares, Inc. (the "Corporation") to be held at Southside Bank Operations Center, 1221 South Beckham Ave., Tyler, Texas, on April 26, 1995 at 4:00 p.m., local time, and the Proxy Statement in connection therewith, and (b) appoints Rollins Caldwell, William Sheehy and Murph Wilson, and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

    ELECTION OF TWO DIRECTOR NOMINEES                    / / FOR nominees listed below except as marked to the contrary below
    TO SERVE UNTIL THE 1998 ANNUAL MEETING               / / WITHHOLD AUTHORITY by writing nominee's name in space below

                                                             ________________________________________________________________
                                                                            Fred E. Bosworth and B.G. Hartley

   RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT AUDITORS

            / / FOR              / / AGAINST              / / ABSTAIN

   APPROVAL OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF

            / / FOR              / / AGAINST              / / ABSTAIN

   If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

   THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

                          (continued on reverse side)

   The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
CORPORATION.
                                           Dated: ______________________  , 1995


                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                (Signature if held jointly)

                                           Please date the proxy and sign your
                                           name exactly as it appears hereon.
                                           Where there is more than one owner,
                                           each should sign. When signing as an
                                           attorney, administrator, executor,
                                           guardian or trustee, please add your
                                           title as such. If executed by a
                                           corporation, the proxy should be
                                           signed by a duly authorized officer.
                                           Please sign the proxy and return it
                                           promptly whether or not you expect to
                                           attend the meeting. You may
                                           nevertheless vote in person if you do
                                           attend.